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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 4, 2006

                               HENRY SCHEIN, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       0-27078                11-3136595
(State or other jurisdiction of       (Commission File          (IRS Employer
         incorporation)                    Number)           Identification No.)

   135 Duryea Road Melville, New York                               11747
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (631) 843-5500

 ______________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

     On December 4, 2006, Henry Schein, Inc. issued a press release announcing revised financial guidance for 2006. Attached hereto and incorporated herein by reference as Exhibit 99.1 is the press release.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibit 99.1 - Press Release dated December 4, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HENRY SCHEIN, INC.


Date: December 5, 2006                  By: /s/ Michael S. Ettinger
                                            ------------------------------------
                                        Name: Michael S. Ettinger
                                        Title: Senior Vice President and General
                                               Counsel

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                                  EXHIBIT INDEX

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
Exhibit No.   Description
-----------   -----------
99.1          Press release dated December 4, 2006
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